UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2014

Electronic Cigarettes International Group, Ltd.
(Exact name of registrant as specified in its charter)

Nevada	000-52745	98-0534859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11335 Apple Drive, Nunica, Michigan 49448
                 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (616) 384-3272

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

Equity Offering

On July 15, 2014, Electronic Cigarettes International Group, Ltd. (the “Company”) completed a private offering with Man FinCo Limited, a company incorporated as an offshore company under the regulations of the Jebel Ali Free Zone Authority (the “Purchaser”) for total gross proceeds to the Company of $20,000,000 less placement agent fees and other expenses, pursuant to a securities purchase agreement dated July 3, 2014, as described on the Current Report to Form 8-K filed with the SEC on July 10, 2014. In the offering, we issued 2,962,963 shares (the “Shares”) of our common stock, par value $0.001 per share (the “Common Stock”) at a purchase price of $6.75 per share or $20,000,000 in the aggregate (the “Purchase Price”). In the event that the Company sells shares of Common Stock in a public offering at a price of less than $7.94 (the “Public Offer Price”), then the Company shall issue to the Purchaser such additional number of shares of Common Stock as equal to the Purchase Price divided by the Public Offer Price multiplied by 0.85 less any shares initially issued to the Purchaser.

Voting Agreement

On July 15, 2014, the Company and the Purchaser along with Brent Willis, Marc Hardgrove and William Fields (the “Key Holders”) entered into a voting agreement (the “Voting Agreement”). Pursuant to the Voting Agreement, the Purchaser has the ability to designate a director to the Company’s board of directors either within six months from July 15, 2014 or within six months of the date the Company exercises its option to purchase additional shares as described in the securities purchase agreement. If the Purchaser does not designate a director or if there is a vacancy in such director position, then the Purchaser may appoint a board observer whom the Company shall invite to attend all board meeting in a non-voting capacity. The Key Holders have agreed to vote any and all of their shares for the election of any director designated by the Purchaser. The voting agreement will remain in effect until the Purchaser holds fewer than 296,297 shares.

Registration Rights Agreement

In connection with the sale of the Shares, we entered into a registration rights agreement (the “Purchaser Registration Rights Agreement”) with the Purchaser, pursuant to which the Company agreed to register all of the Shares on a Form S-1 registration statement (the “Purchaser Registration Statement”) to be filed with the SEC by October 13, 2014 (the “Filing Date”), subject to (1) underwriter approval should the Company be involved in an underwritten public offering and if such approval is not granted then Filing Date means the 45th calendar day following the closing date of such underwritten public offering and (2) subject to the satisfaction of any registration rights previously granted by the Company, and to cause the Purchaser Registration Statement to be declared effective under the Securities Act within 90 days following the Filing Date (the “Required Effective Date”).

If the Purchaser Registration Statement is not filed by the Filing Date or declared effective by the Required Effective Date, the Company is required to pay partial liquidated damages in cash to each purchaser in the amount equal to 2% for the purchase price paid for the Shares then owned by the Purchaser for each 30-day period for which the Company is non-compliant.

The foregoing descriptions of the terms of the Voting Agreement and Purchaser Registration Rights Agreement are qualified in their entirety by reference to the provisions of the agreements filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K (this “Report”), which are incorporated by reference herein.

Acquisition of Hardwire Assets

On July 16, 2014, we completed the acquisition of the assets of  Hardwire Interactive Inc., a British Virgin Islands company (“Hardwire”) pursuant to an asset purchase agreement by and between (i) the Company, (ii) Hardwire Interactive Acquisition Company, a Delaware corporation and a wholly-owned subsidiary of the Company, (iii) Hardwire, and (iv) the selling owners of the Hardwire (the “Selling Owners,” and together with Hardwire, the “Seller Parties” ) as described on the Current Report to Form 8-K filed with the SEC on July 10, 2014. Pursuant to the terms of the asset purchase agreement, we purchased all of Hardwire’s assets and properties held in connection with, necessary for, or material to Hardwire’s business of selling electronic cigarettes via the internet for a purchase price of (1) $5,000,000, (2) 3,000,000 shares (the “Hardwire Shares”) of Common Stock and (3) the assumption of all of Hardwire’s liabilities relating to or arising out of any assigned contracts, the employment of Hardwire’s employees or the ownership, operation or use of the assets being sold.

Registration Rights Agreement

In connection with the sale of the Hardwire Shares, we entered into a registration rights agreement (the “Hardwire Registration Rights Agreement”) with the Purchaser, pursuant to which the Company agreed to register all of the Hardwire Shares on a Form S-1 registration statement (the “Purchaser Registration Statement”) to be filed with the SEC by October 14, 2014 (the “Filing Date”), subject to (1) underwriter approval should the Company be involved in an underwritten public offering and if such approval is not granted then Filing Date means the 45th calendar day following the closing date of such underwritten public offering and (2) subject to the satisfaction of any registration rights previously granted by the Company, and to cause the Purchaser Registration Statement to be declared effective under the Securities Act within 90 days following the Filing Date (the “Required Effective Date”).

If the Purchaser Registration Statement is not filed by the Filing Date or declared effective by the Required Effective Date, the Company is required to pay partial liquidated damages in cash to each purchaser in the amount equal to 2% of the value of the Hardwire Shares on the closing date for each 30-day period for which the Company is non-compliant.

The foregoing descriptions of the terms of the Hardwire Registration Rights Agreement is qualified in its entirety by reference to the provisions of the agreement filed as Exhibits 10.3 to this Report, which is incorporated by reference herein.

Item 2.01   Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 hereof is incorporated herein by reference.

Item 3.02   Unregistered Sales of Equity Securities

Reference is made to the disclosure set forth under Item 1.01 of this Report, which disclosure is incorporated herein by reference.

The Shares were issued in reliance upon exemptions from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Regulation S promulgated under the Securities Act (“Regulation S”). These shares of our common stock qualified for exemption Regulation S as all of the Shares were issued to non-US persons as that term is defined in Regulation S. These shares of our common stock qualified for exemption Regulation S as all of the Shares were issued to non-US persons as that term is defined in Regulation S.

The sale and the issuance of the Hardwire Shares were offered and sold in reliance upon exemptions from registration pursuant to Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act (“Regulation D”).  We made this determination based on the representations of the Seller Parties which included, in pertinent part, that such Seller Party was (a) an “accredited investor” within the meaning of Rule 501 of Regulation D or (b) a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act and upon such further representations from each Purchaser that (i) such Seller Party is acquiring the securities for his, her or its own account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act, (ii) the Seller Party agrees not to sell or otherwise transfer the purchased shares unless they are registered under the Securities Act and any applicable state securities laws, or an exemption or exemptions from such registration are available, (iii) the Seller Party has knowledge and experience in financial and business matters such that he, she or it is capable of evaluating the merits and risks of an investment in us, (iv) the Seller Party had access to all of our documents, records, and books pertaining to the investment and was provided the opportunity to ask questions and receive answers regarding the terms and conditions of the offering and to obtain any additional information which we possessed or were able to acquire without unreasonable effort and expense, and (v) the Seller Party has no need for the liquidity in its investment in us and could afford the complete loss of such investment. In addition, there was no general solicitation or advertising for securities issued in reliance upon Regulation D.

Item 8.01    Other Events

On July 16, 2014, the Company issued a press release announcing the completion of the financing from the Purchaser, a copy of which is attached to this Report as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Voting Agreement
10.2	Purchaser Registration Rights Agreement
10.3	Hardwire Registration Rights Agreement
99.1	Press Release dated July 16, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2014		ELECTRONIC CIGARETTES INTERNATIONAL GROUP, LTD.
	By:	/s/ James P. McCormick
Name: James P. McCormick Title: Chief Financial Officer